UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2022

GORES GUGGENHEIM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40265	85-4385646
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6260 Lookout Road Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

(310) 209-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	GGPI	Nasdaq Capital Market
Warrants	GGPIW	Nasdaq Capital Market
Units	GGPIU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On May 25, 2022, Gores Guggenheim, Inc. (the “Company”) issued a press release announcing that the Company has filed a definitive proxy statement/prospectus with the SEC in connection with the previously announced proposed business combination (the “Business Combination”) contemplated by that certain business combination agreement, dated September 27, 2021, (as amended, the “Business Combination Agreement”) by and among the Company, Polestar Automotive Holding Limited, a Hong Kong incorporated company (“Parent”), Polestar Automotive (Singapore) Pte. Ltd., a private company limited by shares in Singapore, Polestar Holding AB, a private limited liability company incorporated under the laws of Sweden, Polestar Automotive Holding UK Limited, a limited company incorporated under the laws of England and Wales and a direct wholly owned subsidiary of Parent (“ListCo”) and PAH UK Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of ListCo.

The press release announced that the Company would hold a special meeting of the Company’s stockholders on June 22, 2022 (the “Special Meeting”) at which the Company’s stockholders would vote on the proposed Business Combination and other related matters. The press release further announced that also on June 22, 2022, the Company would hold a meeting of the Company’s public warrant holders (the “Warrant Holder Meeting”) at which such warrant holders would vote on the warrant amendment proposal and other related matters. In light of public health concerns regarding the coronavirus (COVID-19) pandemic, the Special Meeting will be held via live webcast at www.meetnow.global/MYGAWFM, on June 22, 2022 at 9:30 a.m. Eastern Time and the Warrant Holder Meeting will be held via live webcast at www.meetnow.global/MYVPLYT, on June 22, 2022 at 10:00 a.m. Eastern Time. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

Certain statements in this Current Report may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of the Company and Polestar Performance AB and its affiliates (“Polestar”). For example, projections of future revenue, volumes and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “forecast”, “plan”, “seek”, “future”, “propose” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and Polestar and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to proposed Business Combination; (b) the outcome of any legal proceedings that may be instituted against the Company, the combined company or others following the announcement of the proposed Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the proposed Business Combination due to the failure to obtain approval of the stockholders of the Company, to obtain financing to complete the proposed Business Combination or to satisfy other conditions to Closing; (d) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (e) the ability to meet stock exchange listing standards following the consummation of the proposed Business Combination; (f) the risk that the proposed Business Combination disrupts current plans and operations of Polestar as a result of the announcement and consummation of the proposed Business Combination; (g) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (h) costs related to the proposed Business Combination; (i) risks associated with changes in applicable laws or regulations and Polestar’s international operations; (j) the possibility that Polestar or the combined company may be adversely affected by other economic, business, and/or competitive factors; (k) Polestar’s estimates of expenses and profitability; (l) Polestar’s ability to maintain agreements or partnerships with its strategic partners Volvo Cars and Geely and to develop new agreements or partnerships; (m) Polestar’s ability to maintain relationships with its existing suppliers and strategic partners, and source new suppliers for its critical components, and to complete building out its supply chain, while effectively managing the risks due to such relationships; (n) Polestar’s reliance on its partnerships with vehicle charging networks to provide charging solutions for its vehicles and its strategic partners for servicing its vehicles and their integrated software; (o) Polestar’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm, including from lithium-ion battery cells catching fire or venting smoke; (p) delays in the design, manufacture, launch and financing of Polestar’s vehicles and Polestar’s reliance on a limited number of vehicle models to generate revenues; (q) Polestar’s ability to continuously and rapidly innovate, develop and market new products; (r) risks related to future market adoption of Polestar’s offerings; (s) increases in costs, disruption of supply or shortage of materials, in particular for lithium-ion cells or semiconductors; (t) Polestar’s reliance on its partners to manufacture vehicles at a high volume, some of which have limited experience in producing electric vehicles, and on the allocation of sufficient production capacity to Polestar by its partners in order for Polestar to be able to increase its vehicle production capacities; (u) risks related to Polestar’s distribution model; (v) the effects of competition and the high barriers to entry in the automotive industry, and the pace and depth of electric vehicle adoption generally on Polestar’s future business; (w) changes in regulatory requirements, governmental incentives and fuel and energy prices; (x) the impact of the global COVID-19 pandemic, inflation, interest rate changes, the ongoing conflict between Ukraine and Russia, supply chain disruptions and logistical constraints on the Company, Polestar, Polestar’s post business combination’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and (y) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus relating to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021, and other documents filed, or to be filed, with the SEC by the Company or ListCo, including the Definitive Proxy Statement. There may be additional risks that neither the Company, Polestar nor ListCo presently know or that the Company, Polestar or ListCo currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither the Company, Polestar nor ListCo undertakes any duty to update these forward-looking statements.

Additional Information

In connection with the proposed Business Combination, (a) ListCo has filed with the SEC a registration statement on Form F-4 containing a proxy statement of the Company and a prospectus, which the SEC declared effective on May 25, 2022 and (b) the Company has filed a definitive proxy statement relating to the proposed Business Combination (the “Definitive Proxy Statement”) and will mail the Definitive Proxy Statement and other relevant materials to its stockholders and warrant holders, each as of May 18, 2022, the record date established for voting on the proposed Business Combination and the other matters to be voted upon at the Special Meeting and Warrant Holder Meeting. The Definitive Proxy Statement contains important information about the proposed Business Combination and the other matters to be voted upon at the meetings of the Company’s stockholders and warrant holders. This press release does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. Before making any voting or other investment decisions, securityholders of the Company and other interested persons are advised to read the Definitive Proxy Statement and other documents filed or to be filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, Polestar, ListCo and the proposed Business Combination. Stockholders will also be able to obtain copies of the Definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is set forth in the Company’s filings with the SEC (including the Company’s final prospectus related to its initial public offering (File No. 333-253338) declared effective by the SEC on March 22, 2021), and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Gores Guggenheim, Inc., 6260 Lookout Rd., Boulder, CO 80301, attention: Jennifer Kwon Chou. Additional information regarding the interests of such participants is contained in the Definitive Proxy Statement.

Polestar and ListCo, and certain of their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the Definitive Proxy Statement.

No Offer and Non-Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, Polestar or ListCo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated May 25, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Guggenheim, Inc.

Date: May 25, 2022	By:	/s/ Andrew McBride
	Name:	Andrew McBride
	Title:	Chief Financial Officer and Secretary